Special Servicer Acknowledgment and Assumption

May 5, 2023

To the Parties Set Forth on Schedule I, attached hereto

Re: Special Servicer Acknowledgment and Assumption: Pooling and Servicing Agreement dated as of November 1, 2019 for the Benchmark 2019-B14 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2019-B14

Dear Sir or Madam:

Reference is made to the (i) Pooling and Servicing Agreement dated and effective as of November 1, 2019, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as Depositor, Midland Loan Services, a Division of PNC Bank, National Association, as Master Servicer, Midland Loan Services, a Division of PNC Bank, National Association, as Special Servicer, Wells Fargo Bank, National Association, as Certificate Administrator and as Trustee, and Pentalpha Surveillance LLC, as Operating Advisor and as Asset Representations Reviewer (the “PSA”) and (ii) the Co-Lender Agreement, dated as of October 21, 2019, by and between Citi Real Estate Funding Inc., in its capacities as Initial Note A-1 Holder, Initial Note A-2 Holder and Initial Note A-3 Holder, relating to the Harvey Building Products Mortgage Loan; the Co-Lender Agreement, dated as of November 1, 2019, by and between Citi Real Estate Funding Inc., in its capacities as Initial Note A-1 Holder, Initial Note A-2 Holder and Initial Note A-3 Holder, relating to the Legends at Village West Mortgage Loan; the Co-Lender Agreement, dated as of October 24, 2019, by and between JPMorgan Chase Bank, National Association, in its capacities as Initial Note A-1 Holder, Initial Note A-2 Holder and Initial Note A-3 Holder, relating to the Hilton Cincinnati Netherland Plaza Mortgage Loan; and the Co-Lender Agreement, dated as of October 22, 2019, by and between JPMorgan Chase Bank, National Association, in its capacities as Initial Note A-1 Holder and Initial Note A-2 Holder, relating to the 8 West Centre Mortgage Loan (together, the “Co-Lender Agreements”). Capitalized terms used herein but undefined have the meanings given to them in the PSA and Co-Lender Agreements.

Pursuant to Sections 7.01(d) and 7.02 of the PSA and Section 7 of the Co-Lender Agreements, K-Star Asset Management LLC (“K-Star”) hereby agrees with all the other parties to the PSA that K-Star shall serve as the Special Servicer under, and as defined in the PSA with regard to the Serviced Loans (except with respect to the 225 Bush Whole Loan and the Essex Whole Loan). K-Star hereby acknowledges and agrees that, as of May 5, 2023 (the “Effective Date”), it is and shall be a party to the PSA and bound thereby to the full extent indicated therein in the capacity of the Special Servicer with respect to the Serviced Loans (with the exception of the 225 Bush Whole Loan and the Essex Whole Loan), but shall have no liability with respect to any act or omission of any predecessor Special Servicer. K-Star hereby accepts all responsibilities, duties and liabilities of the Special Servicer and assumes the due and punctual performance and observance of each covenant and condition to be performed or observed by the Special Servicer under the PSA from and after the Effective Date. K-Star’s address for notices pursuant to Section 13.05 of the PSA is as follows:

K-Star Asset Management LLC

BUSINESS.29945018.6

5949 Sherry Lane, Suite 950

Dallas, Texas 75225

Attention: Lindsey Wright

Email: Lindsey.Wright@KKR.com

As of the Effective Date, K-Star hereby:

(a) makes the representations and warranties provided for in Section 6.01 of the PSA mutatis mutandis with all references to “Agreement” in Section 6.01 of the PSA to include this Special Servicer Acknowledgment and Assumption (“Acknowledgment”) in addition to the PSA, except that it (i) is a Delaware limited liability company, and (ii) has executed this Acknowledgment in lieu of execution and delivery of the PSA per Section 6.01(b)(ii); and

(b) certifies that it satisfies all related qualifications set forth in the Co-Lender Agreements relating to the Serviced Companion Loans; and

(c) represents and warrants that, as of the Effective Date, it satisfies all of the eligibility requirements applicable to the Special Servicer set forth in the PSA and the Co-Lender Agreements and that all preconditions to the appointment of K-Star as Special Servicer have been satisfied.

For the sake of clarity, it is understood and agreed that the Non-Serviced Mortgage Loans, the 225 Bush Whole Loan, and the Essex Whole Loan are not covered by this Acknowledgment as (a) such Non-Serviced Mortgage Loans are not serviced under the PSA and (b) the 225 Bush Whole Loan and the Essex Whole Loan are not included in this transfer, and accordingly special servicing of those Non-Serviced Mortgage Loans and the 225 Bush Whole Loan and the Essex Whole Loan is not transferring to K-Star.

[SIGNATURE PAGE FOLLOWS]

BUSINESS.29945018.6

K-STAR ASSET MANAGEMENT LLC, a Delaware limited liability company

By: /s/ Lindsey Wright

Name: Lindsey Wright

Title: President and Chief Executive Officer

[Signature Page to BMARK 2019-B14 Acknowledgment and Assumption Agreement]

BUSINESS.29945018.6

Schedule I

Depositor:

J.P. Morgan Chase Commercial Mortgage Securities Corp.

383 Madison Avenue, 8th Floor

New York, New York 10179

Attention: Kunal K. Singh

Email: US_CMBS_Notice@jpmorgan.com

with a copy to:

J.P. Morgan Chase Commercial Mortgage Securities Corp.

4 New York Plaza, Floor 21

New York, New York 10004-2413

Attention: SPG Legal

E-mail: US_CMBS_Notice@jpmorgan.com

Master Servicer and Special Servicer:

Midland Loan Services, a Division of PNC Bank, National Association,

10851 Mastin Street, Suite 700

Building 82, Suite 300

Overland Park, Kansas 66210

Attention: Executive Vice President – Division Head,

Fax number: 1-888-706-3565

Email: NoticeAdmin@midlandls.com

with a copy to:

Stinson LLP

1201 Walnut Street

Suite 2900

Kansas City, Missouri 64106-2150

Fax Number: (816) 412-9338

Attention: Kenda K. Tomes

Email: kenda.tomes@stinson.com

Certificate Administrator and Trustee:

Wells Fargo Bank, National Association,

c/o Computershare Trust Company, National Association, as Agent

9062 Old Annapolis Road

Columbia, Maryland 21045-1951

Attention: Corporate Trust Services (CMBS)

Benchmark 2019-B14 Mortgage Trust

with a copy to:

Telecopy Number: (410) 715-2380

Email: cts.cmbs.bond.admin@wellsfargo.com,

and to trustadministrationgroup@wellsfargo.com

BUSINESS.29945018.6

Operating Advisor and Asset Representations Reviewer:

Pentalpha Surveillance LLC

375 N. French Road, Suite 100

Amherst, New York 14228

Attention: Benchmark 2019-B14—Transaction Manager

With a copy sent via email to: notices@pentalphasurveillance.com (with Benchmark 2019-B14 in the subject line)

with a copy to:

Bass, Berry & Sims PLC

150 Third Avenue South

Suite 2800

Nashville, Tennessee 37201

Email: jknight@bassberry.com

BMARK 2019-B15– Other Depositor

Citigroup Commercial Mortgage Securities Inc.
388 Greenwich Street, 6th Floor
New York, New York 10013
Attention: Richard Simpson
Fax number: (646) 328-2943

with a copy to:

Citigroup Commercial Mortgage Securities Inc.
390 Greenwich Street, 5th Floor
New York, New York 10013
Attention: Raul Orozco
Fax number: (347) 394-0898

with a copy to:

Citigroup Commercial Mortgage Securities Inc.
388 Greenwich Street, 17th Floor
New York, New York 10013
Attention: Ryan M. O’Connor
Fax number: (646) 862-8988

with electronic copies e-mailed to:

Richard Simpson at richard.simpson@citi.com and
Ryan M. O’Connor at ryan.m.oconnor@citi.com

BMARK 2019-B15– Other Master Servicer and Special Servicer

Midland Loan Services, a Division of PNC Bank, National Association,

10851 Mastin Street, Suite 700

Overland Park, Kansas 66210

Attention: Executive Vice President – Division Head

Email: NoticeAdmin@midlandls.com

BUSINESS.29945018.6

with a copy to:

Stinson LLP

1201 Walnut Street, Suite 2900

Kansas City, Missouri 64106-2150

Attention: Kenda K. Tomes

Fax number: (816) 412-9338

BMARK 2019-B15– Other Trustee

Wilmington Trust, National Association

1100 North Market Street

Wilmington, Delaware 19890

Attention: CMBS Trustee – Benchmark 2019-B15

Fax number: (302) 636-4140

Email: cmbstrustee@wilmingtontrust.com

BMARK 2019-B15– Other Certificate Administrator

Citibank, N.A.
388 Greenwich Street
New York, New York 10013
Attention: Citibank Agency & Trust - Benchmark 2019-B15
Fax number: (212) 816-5527

BMARK 2019-B15– Other Operating Advisor and the Asset Representations Reviewer

Park Bridge Lender Services LLC

600 Third Avenue, 40th floor

New York, New York 10016

Attention: Benchmark 2019-B15 – Surveillance Manager

with copies sent contemporaneously via email to cmbs.notices@parkbridgefinancial.com

CGCMT 2019-C7 – Other Depositor

Citigroup Commercial Mortgage Securities Inc.
388 Greenwich Street, 6th Floor
New York, New York 10013
Attention: Richard Simpson
Fax number: (646) 328-2943

with a copy to:

Citigroup Commercial Mortgage Securities Inc.
390 Greenwich Street, 5th Floor
New York, New York 10013
Attention: Raul Orozco
Fax number: (347) 394-0898

BUSINESS.29945018.6

with a copy to:

Citigroup Commercial Mortgage Securities Inc.
388 Greenwich Street, 17th Floor
New York, New York 10013
Attention: Ryan M. O’Connor
Fax number: (646) 862-8988

with electronic copies e-mailed to:

Richard Simpson at richard.simpson@citi.com and
Ryan M. O’Connor at ryan.m.oconnor@citi.com

CGCMT 2019-C7– Other Master Servicer

Wells Fargo Bank, National Association,

Commercial Mortgage Servicing,

Three Wells Fargo,

401 South Tryon Street, 8th Floor

MAC D1050-084

Charlotte, North Carolina 28202

Attention: CGCMT 2019-C7 Asset Manager

Fax number: (704) 715-0036

Email: commercial.servicing@wellsfargo.com

with a copy to:

Wells Fargo Bank, National Association

Legal Department

301 South College Street, TW-30, D1053-300

Charlotte, North Carolina 28202-6000

Attention: Commercial Mortgage Servicing Legal Support

Fax number: (704) 383-3663

with a copy to:

K&L Gates LLP

300 South Tryon Street, Suite 1000

Charlotte, North Carolina 28202

Attention: Stacy G. Ackermann

CGCMT 2019-C7– Other Special Servicer

LNR Partners, LLC

1601 Washington Avenue, Suite 700

Miami Beach, Florida 33139

Attention: Heather Bennett and Job Warshaw

with a copy to:

Email: hbennett@lnrpartners.com, jwarshaw@lnrpartners.com and

lnr.cmbs.notices@lnrproperty.com

BUSINESS.29945018.6

CGCMT 2019-C7– Other Trustee

Wilmington Trust, National Association
1100 North Market Street
Wilmington, Delaware 19890
Fax number: (302) 636-4140
Email: cmbstrustee@wilmingtontrust.com

CGCMT 2019-C7– Other Certificate Administrator

Citibank, N.A.
388 Greenwich Street
New York, New York 10013
Attention: Citibank Agency & Trust - CGCMT 2019-C7
Fax number: (212) 816-5527

CGCMT 2019-C7– Other Operating Advisor and the Asset Representations Reviewer

Pentalpha Surveillance LLC
375 N. French Road, Suite 100
Amherst, New York 14228
Attention: CGCMT 2019-C7
With a copy sent via email to: notices@pentalphasurveillance.com
(with Citigroup Commercial Mortgage Trust 2019-C7 in the subject line)

with a copy to:

Bass, Berry & Sims PLC
150 Third Avenue South
Suite 2800
Nashville, Tennessee 37201
Email: jknight@bassberry.com

GSMS 2020-GC45 – Other Depositor

GS Mortgage Securities Corporation II
200 West Street
New York, New York 10282
Attention: Scott Epperson
E-mail: scott.epperson@gs.com and gs-refgsecuritization@gs.com with a copy to:

E-mail: gs-refglegal@gs.com

GSMS 2020-GC45– Other Master Servicer and Special Servicer

Midland Loan Services, a Division of PNC Bank, National Association
10851 Mastin Street
Building 82, Suite 300
Overland Park, Kansas 66210

BUSINESS.29945018.6

Attention: Executive Vice President – Division Head
Telecopy number: 1-888-706-3565
Email: NoticeAdmin@midlandls.com

with a copy to:

Stinson LLP
1201 Walnut Street
Suite 2900
Kansas City, Missouri 64106-2150
Fax Number: (816) 412-9338
Attention: Kenda K. Tomes
Email: kenda.tomes@stinson.com

GSMS 2020-GC45– Other Trustee and Certificate Administrator

Wells Fargo Bank, National Association,

c/o Computershare Trust Company, National Association, as Agent
9062 Old Annapolis Road
Columbia, Maryland 21045
Attention: Corporate Trust Services (CMBS) – GSMS 2020-GC45
with a copy to: cts.cmbs.bond.admin@wellsfargo.com, and to
trustadministrationgroup@wellsfargo.com

GSMS 2020-GC45– Other Custodian

Wells Fargo Bank, National Association
1055 10th Avenue, Southeast
Minneapolis, Minnesota 55414
Attention: Document Custody Group – GSMS 2020-GC45

with a copy to:
cmbscustody@wellsfargo.com

GSMS 2020-GC45– Other Operating Advisor and the Asset Representations Reviewer

Pentalpha Surveillance LLC
375 N. French Road, Suite 100
Amherst, New York 14228
Attention: GSMS 2020-GC45 Transaction Manager
With a copy sent via e-mail to: notices@pentalphasurveillance.com with
GSMS 2020-GC45 in the subject line

with a copy to:

Bass, Berry & Sims PLC
150 Third Avenue South
Suite 2800
Nashville, Tennessee 37201
Attention: Jay H. Knight
E-mail: jknight@bassberry.com

BUSINESS.29945018.6

COMM 2019-GC44– Other Depositor

Deutsche Mortgage & Asset Receiving Corporation

1 Columbus Circle

New York, New York 10019

Attention: Lainie Kaye

with copies via email to:

cmbs.requests@db.com

COMM 2019-GC44– Other Master Servicer

Midland Loan Services, a Division of PNC Bank, National Association

10851 Mastin Street, Suite 700

Overland Park, Kansas 66210

Attention: Executive Vice President – Division Head

Facsimile: (888) 706-3565

with a copy to:

Eversheds Sutherland (US) LLP
700 Sixth Street, NW, Suite 700
Washington, DC 20001
Attention: Lisa A. Rosen
Facsimile: (202) 637-3593
Email: lisarosen@eversheds-sutherland.com

COMM 2019-GC44– Other Special Servicer

Rialto Capital Advisors, LLC,

Southeast Financial Center

200 S. Biscayne Blvd, Suite 3550

Miami, Florida 33131

Attention: Liat Heller, Jeff Krasnoff, Niral Shah and Adam Singer

Facsimile number: (305) 229-6425

E-mail: liat.heller@rialtocapital.com, niral.shah@rialtocapital.com, adam.singer@rialtocapital.com and jeff.krasnoff@rialtocapital.com

COMM 2019-GC44– Other Trustee and Other Certificate Administrator

Wells Fargo Bank, National Association,

c/o Computershare Trust Company, National Association, as Agent
9062 Old Annapolis Road
Columbia, Maryland 21045-1951
Attention: Corporate Trust Services (CMBS) – COMM 2019-GC44

with copies to:

cts.cmbs.bond.admin@wellsfargo.com; and
trustadministrationgroup@wellfargo.com.

BUSINESS.29945018.6

COMM 2019-GC44– Other Custodian

Wells Fargo Bank, N.A. Document Custody Group
1055 10th Avenue SE
Minneapolis, Minnesota 55414
Attention: COMM 2019-GC44 – Document Custody Group
Email: CMBSCustody@wellsfargo.com.

COMM 2019-GC44– Other Operating Advisor and the Asset Representations Reviewer

Park Bridge Lender Services LLC
600 Third Avenue, 40th Floor
New York, New York 10016
Attention: COMM 2019-GC44 – Surveillance Manager

with a copy sent contemporaneously via email to:
cmbs.notices@parkbridgefinancial.com

JPMDB 2019-COR6 – Other Depositor

J.P. Morgan Chase Commercial Mortgage Securities Corp.
383 Madison Avenue, 8th Floor
New York, New York 10179
Attention: Kunal K. Singh
E-mail: US_CMBS_Notice@jpmorgan.com

with a copy to:

J.P. Morgan Chase Commercial Mortgage Securities Corp.

4 New York Plaza, Floor 21

New York, New York 10004-2413

Attention: SPG Legal

E-mail: US_CMBS_Notice@jpmorgan.com

JPMDB 2019-COR6– Other Master Servicer and Other Special Servicer

Midland Loan Services, a Division of PNC Bank, National Association
10851 Mastin Street
Building 82, Suite 300
Overland Park, Kansas 66210
Attention: Executive Vice President – Division Head
Telecopy number: 1-888-706-3565
Email: NoticeAdmin@midlandls.com

with a copy to:

Eversheds Sutherland (US) LLP

700 Sixth Street, NW, Suite 700

Washington, DC 20001

Attention: Lisa A. Rosen

facsimile number: (202) 637-3593

Email: LisaRosen@eversheds-sutherland.com

BUSINESS.29945018.6

JPMDB 2019-COR6– Other Trustee and Other Certificate Administrator

Wells Fargo Bank, National Association,

c/o Computershare Trust Company, National Association, as Agent
9062 Old Annapolis Road
Columbia, Maryland 21045-1951
Attention: Corporate Trust Services (CMBS)
JPMDB Commercial Mortgage Securities Trust 2019-COR6

with a copy to:
Telecopy Number: (410) 715-2380
E-Mail: cts.cmbs.bond.admin@wellsfargo.com, and to
trustadministrationgroup@wellsfargo.com

JPMDB 2019-COR6– Other Custodian

Wells Fargo Bank, National Association
1055 10th Ave SE
Minneapolis, Minnesota 55414
Attn: Document Custody Group: JPMDB 2019-COR6

with a copy to:
Email: cmbscustody@wellsfargo.com

JPMDB 2019-COR6– Other Operating Advisor and the Asset Representations Reviewer

Pentalpha Surveillance LLC
375 N. French Road, Suite 100
Amherst, New York 14228
Attention: JPMDB 2019-COR6—Transaction Manager
With a copy sent via email to: notices@pentalphasurveillance.com (with
JPMDB 2019-COR6 in the subject line)

with a copy to:

Bass, Berry & Sims PLC
150 Third Avenue South
Suite 2800
Nashville, Tennessee 37201

Attention: Jay H. Knight
Email: jknight@bassberry.com

BUSINESS.29945018.6